UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

June 10, 2018

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 10, 2018, Lisa M. Young resigned from her role as General Counsel and Secretary of Enova International, Inc. (“the Company”) to take a position with another employer. Her resignation will be effective on June 29, 2018. Sean Rahilly, the Company’s Chief Compliance Officer, will succeed Ms. Young as General Counsel, effective June 30, 2018, and will retain his role as Chief Compliance Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: June 14, 2018	By:	/s/ Steven E. Cunningham
Steven E. Cunningham
Chief Financial Officer